Exhibit 99.1
Doximity Announces Fourth Quarter and Fiscal Year 2024 Financial Results
Fiscal year 2024 total revenues of $475.4 million, up 13% year-over-year
Fiscal year 2024 net income growth of 31% and adjusted EBITDA growth of 25% year-over-year
Q4 total revenues of $118.1 million, up 6% year-over-year
Q4 net income growth of 32% and adjusted EBITDA growth of 15% year-over-year

SAN FRANCISCO, Calif., May 16, 2024 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2024 fourth quarter and fiscal year ended March 31, 2024.
“We were pleased to beat on our top and bottom lines, as we delivered another quarter of strong profits and record engagement,” said Jeff Tangney, co-founder and CEO of Doximity. “We’re proud to bring AI and automation to clinical workflows, with over 580,000 unique providers using our workflow tools last quarter.”
Fiscal 2024 Fourth Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended March 31, 2023.
•Revenue: Revenue of $118.1 million, versus $111.0 million, an increase of 6% year-over-year. Subscription revenue of $112.7 million, versus $103.2 million, an increase of 9% year-over-year.
•Net income and non-GAAP net income: Net income of $40.6 million, versus $30.7 million, representing a margin of 34.4%, versus 27.6%. Non-GAAP net income of $51.0 million, versus $42.1 million, representing a margin of 43.2%, versus 38.0%.
•Adjusted EBITDA: Adjusted EBITDA of $56.4 million, versus $48.9 million, an increase of 15% year-over-year, representing adjusted EBITDA margins of 47.8%, versus 44.1%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.20, versus $0.14, while non-GAAP diluted net income per share was $0.25, versus $0.20.
•Operating cash flow and free cash flow: Operating cash flow of $63.9 million, versus $46.6 million, an increase of 37% year-over-year, and free cash flow of $62.3 million, versus $45.6 million, an increase of 37% year-over-year.
Fiscal Year 2024 Financial Highlights
All comparisons, unless otherwise noted, are to the fiscal year ended March 31, 2023.
•Revenue: Revenue of $475.4 million, versus $419.1 million, an increase of 13% year-over-year. Subscription revenue of $450.1 million, versus $389.7 million, an increase of 15% year-over-year.
•Net income and non-GAAP net income: Net income of $147.6 million, versus $112.8 million, representing a margin of 31.0%, versus 26.9%. Non-GAAP net income of $195.6 million, versus $154.9 million, representing a margin of 41.2%, versus 37.0%.
•Adjusted EBITDA: Adjusted EBITDA of $230.5 million, versus $184.0 million, an increase of 25% year-over-year, representing adjusted EBITDA margins of 48.5%, versus 43.9%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.72, versus $0.53, while non-GAAP diluted net income per share was $0.95, versus $0.73.
•Operating cash flow and free cash flow: Operating cash flow of $184.1 million, versus $179.6 million, an increase of 3% year-over-year, and free cash flow of $178.3 million, versus $173.4 million, an increase of 3% year-over-year.
Financial Outlook
Doximity is providing guidance for its fiscal first quarter ending June 30, 2024 as follows:
•Revenue between $119.5 million and $120.5 million.
•Adjusted EBITDA between $55 million and $56 million.

Doximity is providing guidance for its fiscal year ending March 31, 2025 as follows:
•Revenue between $506 million and $518 million.
•Adjusted EBITDA between $238 million and $250 million.
Stock Repurchase Program
On May 1, 2024 the Company’s board of directors authorized a program to repurchase up to $500 million of the Company’s Class A common stock. The repurchase program has no expiration date and is subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through Rule 10b5-1 plans. Immediately upon the repurchase of any shares of Class A common stock, such shares shall be retired by the Company and shall automatically return to the status of authorized but unissued shares of Class A common stock. All prior repurchase programs were completed as of April 2024.

Conference Call Information
Doximity posted prepared remarks on its investor relations website at https://investors.doximity.com. Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The company's network members include more than 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and on-call schedules, streamline documentation and administrative paperwork, and conduct virtual patient visits. Doximity's mission is to help doctors be more productive so they can provide better care for their patients.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of uncertainty in the current economic environment and macroeconomic uncertainty; (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors”in the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2023. Additional information will be provided in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31, 2024	March 31, 2023
Assets
Current assets:
Cash and cash equivalents	$96,785	$158,027
Marketable securities	666,115	682,972
Accounts receivable, net	101,332	107,047
Prepaid expenses and other current assets	48,709	27,407
Total current assets	912,941	975,453
Property and equipment, net	12,318	11,279
Deferred income tax assets	45,068	34,907
Operating lease right-of-use assets	12,332	13,819
Intangible assets, net	27,317	31,836
Goodwill	67,940	67,940
Other assets	1,458	1,654
Total assets	$1,079,374	$1,136,888
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,253	$1,272
Accrued expenses and other current liabilities	43,703	31,245
Deferred revenue, current	99,145	105,238
Operating lease liabilities, current	2,149	1,752
Total current liabilities	147,250	139,507
Deferred revenue, non-current	211	198
Operating lease liabilities, non-current	12,397	13,885
Contingent earn-out consideration liability, non-current	10,895	15,942
Other liabilities, non-current	7,224	1,240
Total liabilities	177,977	170,772
Stockholders' Equity
Preferred stock	—	—
Common stock	187	194
Additional paid-in capital	823,885	762,150
Accumulated other comprehensive loss	(2,664)	(14,083)
Retained earnings	79,989	217,855
Total stockholders' equity	901,397	966,116
Total liabilities and stockholders’ equity	$1,079,374	$1,136,888

DOXIMITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2024	2023	2024	2023
Revenue	$118,057	$110,966	$475,422	$419,052
Cost of revenue(1)	12,567	13,677	50,669	53,490
Gross profit	105,490	97,289	424,753	365,562
Operating expenses(1):
Research and development	20,148	21,541	81,983	80,186
Sales and marketing	33,517	33,148	133,129	123,523
General and administrative	9,973	9,759	37,827	36,745
Restructuring	—	—	7,936	—
Total operating expenses	63,638	64,448	260,875	240,454
Income from operations	41,852	32,841	163,878	125,108
Other income, net	6,101	3,875	21,324	8,048
Income before income taxes	47,953	36,716	185,202	133,156
Provision for income taxes	7,335	6,048	37,620	20,338
Net income	$40,618	$30,668	$147,582	$112,818
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.22	$0.16	$0.78	$0.58
Diluted	$0.20	$0.14	$0.72	$0.53
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	186,756	193,829	190,172	193,176
Diluted	201,110	212,742	205,734	213,425
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2024	2023	2024	2023
Cost of revenue	$2,274	$2,425	$9,479	$9,634
Research and development	3,104	3,167	11,978	12,583
Sales and marketing	4,105	5,027	16,857	16,939
General and administrative	2,374	2,372	9,116	8,678
Restructuring	—	—	3,646	—
Total stock-based compensation expense	$11,857	$12,991	$51,076	$47,834

DOXIMITY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2024	2023	2024	2023
Cash flows from operating activities
Net income	$40,618	$30,668	$147,582	$112,818
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,548	2,708	10,265	10,283
Deferred income taxes	(8,593)	3,834	(8,593)	13,226
Stock-based compensation, net of amounts capitalized	11,857	12,991	51,076	47,834
Non-cash lease expense	475	537	2,074	2,027
Amortization of premium (accretion of discount) on marketable securities, net	(1,761)	(29)	(5,238)	3,115
Net loss on sale of marketable securities	—	—	402	1,093
Amortization of deferred contract costs	2,593	2,428	8,871	8,785
Change in fair value of contingent earn-out consideration liability	183	405	951	728
Other	773	252	1,230	726
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	(4,516)	(32,433)	3,993	(26,242)
Prepaid expenses and other assets	(16,502)	(5,372)	(20,483)	(3,448)
Deferred contract costs	(1,683)	(2,053)	(8,608)	(8,462)
Accounts payable, accrued expenses and other liabilities	5,966	(2,918)	8,332	(195)
Deferred revenue	32,496	35,625	(6,080)	17,527
Operating lease liabilities	(510)	(4)	(1,678)	(213)
Net cash provided by operating activities	63,944	46,639	184,096	179,602
Cash flows from investing activities
Cash paid for acquisition	—	—	—	(53,500)
Purchases of property and equipment	—	(21)	(147)	(1,701)
Internal-use software development costs	(1,634)	(1,005)	(5,654)	(4,483)
Purchases of marketable securities	(191,529)	(60,303)	(472,867)	(190,560)
Maturities of marketable securities	116,993	48,125	435,179	83,139
Sales of marketable securities	—	—	74,675	107,182
Net cash provided by (used in) investing activities	(76,170)	(13,204)	31,186	(59,923)
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	3,134	2,471	12,892	9,926
Proceeds from issuance of common stock in connection with the employee stock purchase plan	1,952	2,418	3,446	4,759
Taxes paid related to net share settlement of equity awards	(1,424)	(1,469)	(6,756)	(3,822)
Repurchase of common stock	(17,740)	(15,282)	(280,716)	(85,324)
Payment of contingent consideration related to a business combination	—	—	(5,390)	—
Net cash used in financing activities	(14,078)	(11,862)	(276,524)	(74,461)
Net increase (decrease) in cash and cash equivalents	(26,304)	21,573	(61,242)	45,218
Cash and cash equivalents, beginning of period	123,089	136,454	158,027	112,809
Cash and cash equivalents, end of period	$96,785	$158,027	$96,785	$158,027
Supplemental disclosures of cash flow information
Cash paid for taxes, net of refunds	$12,911	$2,727	$51,274	$5,231

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, restructuring expense, change in fair value of contingent earn-out consideration liability, and acquisition and other related expenses from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, restructuring expense, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $100,000 and $500,000: The number of customers with TTM subscription revenue greater than $100,000 and $500,000 is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $100,000 and $500,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2024	2023	2024	2023
	(unaudited)
	(in thousands, except percentages)
Net income	$40,618	$30,668	$147,582	$112,818
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	30
Stock-based compensation	11,857	12,991	47,430	47,834
Depreciation and amortization	2,548	2,708	10,265	10,283
Provision for income taxes	7,335	6,048	37,620	20,338
Restructuring expense	—	—	7,936	—
Change in fair value of contingent earn-out consideration liability	183	405	951	728
Other income, net	(6,101)	(3,875)	(21,324)	(8,048)
Adjusted EBITDA	$56,440	$48,945	$230,460	$183,983

Revenue	$118,057	$110,966	$475,422	$419,052
Net income margin	34.4%	27.6%	31.0%	26.9%
Adjusted EBITDA margin	47.8%	44.1%	48.5%	43.9%

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2024	2023	2024	2023
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$63,944	$46,639	$184,096	$179,602
Purchases of property and equipment	—	(21)	(147)	(1,701)
Internal-use software development costs	(1,634)	(1,005)	(5,654)	(4,483)
Free cash flow	$62,310	$45,613	$178,295	$173,418
Other cash flow components:
Net cash provided by (used in) investing activities	$(76,170)	$(13,204)	$31,186	$(59,923)
Net cash used in financing activities	$(14,078)	$(11,862)	$(276,524)	$(74,461)

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2024	2023	2024	2023
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$12,567	$13,677	$50,669	$53,490
Adjusted to exclude the following:
Stock-based compensation	(2,274)	(2,425)	(9,479)	(9,634)
Amortization of acquired intangibles	—	(137)	(274)	(548)
Non-GAAP cost of revenue	$10,293	$11,115	$40,916	$43,308

GAAP gross profit	$105,490	$97,289	$424,753	$365,562
Adjusted to exclude the following:
Stock-based compensation	2,274	2,425	9,479	9,634
Amortization of acquired intangibles	—	137	274	548
Non-GAAP gross profit	$107,764	$99,851	$434,506	$375,744

GAAP gross margin	89.4%	87.7%	89.3%	87.2%
Non-GAAP gross margin	91.3%	90.0%	91.4%	89.7%

GAAP research and development expense	$20,148	$21,541	$81,983	$80,186
Adjusted to exclude the following:
Stock-based compensation	(3,104)	(3,167)	(11,978)	(12,583)
Non-GAAP research and development expense	$17,044	$18,374	$70,005	$67,603

GAAP sales and marketing expense	$33,517	$33,148	$133,129	$123,523
Adjusted to exclude the following:
Stock-based compensation	(4,105)	(5,027)	(16,857)	(16,939)
Amortization of acquired intangibles	(1,061)	(979)	(4,244)	(4,164)
Change in fair value of contingent earn-out consideration liability	(183)	(405)	(951)	(728)
Non-GAAP sales and marketing expense	$28,168	$26,737	$111,077	$101,692

GAAP general and administrative expense	$9,973	$9,759	$37,827	$36,745
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	(30)
Stock-based compensation	(2,374)	(2,372)	(9,116)	(8,678)
Non-GAAP general and administrative expense	$7,599	$7,387	$28,711	$28,037

GAAP operating expense	$63,638	$64,448	$260,875	$240,454
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	(30)
Stock-based compensation	(9,583)	(10,566)	(37,951)	(38,200)
Amortization of acquired intangibles	(1,061)	(979)	(4,244)	(4,164)
Change in fair value of contingent earn-out consideration liability	(183)	(405)	(951)	(728)
Restructuring	—	—	(7,936)	—
Non-GAAP operating expense	$52,811	$52,498	$209,793	$197,332

	Three Months Ended March 31,		Fiscal Year Ended March 31,
	2024	2023	2024	2023
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$41,852	$32,841	$163,878	$125,108
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	30
Stock-based compensation	11,857	12,991	47,430	47,834
Amortization of acquired intangibles	1,061	1,116	4,518	4,712
Change in fair value of contingent earn-out consideration liability	183	405	951	728
Restructuring	—	—	7,936	—
Non-GAAP operating income	$54,953	$47,353	$224,713	$178,412

GAAP net income	$40,618	$30,668	$147,582	$112,818
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	30
Stock-based compensation	11,857	12,991	47,430	47,834
Amortization of acquired intangibles	1,061	1,116	4,518	4,712
Change in fair value of contingent earn-out consideration liability	183	405	951	728
Restructuring	—	—	7,936	—
Income tax effect of non-GAAP adjustments (1)	(2,751)	(3,048)	(12,775)	(11,194)
Non-GAAP net income	$50,968	$42,132	$195,642	$154,928
Non-GAAP net income margin	43.2%	38.0%	41.2%	37.0%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	186,756	193,829	190,172	193,176
Diluted	201,110	212,742	205,734	213,425

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.27	$0.22	$1.03	$0.80
Diluted	$0.25	$0.20	$0.95	$0.73
(1) For the three months and fiscal years ended March 31, 2024 and 2023, management used an estimated annual effective non-GAAP tax rate of 21.0%.